UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2006

BODISEN BIOTECH, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-99101	98-0381367
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

North Part of Xinquia Road, Yang Ling Agricultural High-Tech
Industries Demonstration Zone, Yang Ling,
People's Republic of China 712100
(Address of principal executive offices) (zip code)

86-29-87074957
(Registrant's telephone number, including area code)

Copies to:
Marc J. Ross, Esq.
Yoel Goldfeder, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 31, 2006 Weirui Wan resigned as a member of the Board of Directors of Bodisen Biotech, Inc (the “Company”). Subsequent to the foregoing resignation, Linzhang Zhu was appointed as a member of the Board of Directors of the Company, to fill the vacancy created.

Linzhang Zhu, 56, was the Vice-Chairman of the Yangling government from December 1997 until 2000. Mr. Zhu was appointed as Chairman of the Yangling government on Dec. 2000 and was retired on Oct. 2006. Mr. Zhu received a degree from China Center Cadre Training Institute in 1993.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODISEN BIOTECH, INC.

Dated: October 31, 2006	By:	/s/ Qiong Wang
Name: Qiong Wang
Title: Chief Executive Officer